UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 4, 2022

KONA GOLD BEVERAGE, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-1802546	81-5175120
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

746 North Drive, Suite A

Melbourne, Florida 32934

(Address of Principal Executive Offices and Zip Code)

Registrant’s telephone number, including area code: (844) 714-2224

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 1 – Registrant’s Business and Operations

Item 1.01. Entry into a Material Definitive Agreement.

Pursuant to a Securities Purchase Agreement dated May 3, 2022 (the “SPA”), Kona Gold Beverage, Inc. (“our” or “we,”), completed a private placement of a Secured Convertible Debenture (the “Debenture”) with an initial principal balance of $500,000 and the grant of a common stock purchase Warrant (the “Warrant”) that is exercisable for the purchase of up to an aggregate of 8,333,333 million shares (the “Warrant Shares”) of our Common Stock. In addition, to secure our obligations to the Investor under the Debenture, we also entered into (i) a Security Agreement, (ii) an Intellectual Property Security Agreement, and (iii) a Global Guaranty (collectively, the “Security and Guaranty Agreements”) with and in favor of the Investor. Our subsidiaries are also parties to the Security and Guaranty Agreements.

The transactions contemplated by the SPA were consummated on May 4, 2022. Upon the funding, we sold and issued the Debenture and granted the Warrant. Pursuant to the SPA, the purchase price for the Debenture was $500,000, less $25,000 in fees, which consisted of a 4% “original issue discount” of $20,000 and due diligence and structuring fees of $5,000.

The Debenture is due 12 months from its issuance date and is secured by all of our assets and the assets of each of our subsidiaries pursuant to the Security and Guaranty Agreements. Initially, the Debenture is convertible into shares of our Common Stock (the “Conversion Shares”) at the lower of (i) the fixed conversion price, which is $0.03 per share, subject to adjustment (the “Fixed Conversion Price”), or (ii) 80% of the lowest daily volume weighted average price (“VWAP”) of our Common Stock during the 10 trading days immediately preceding the conversion date, subject to adjustment (the “Market Conversion Price”). The Debenture contains an adjustment provision that, subject to certain exceptions, reduces the conversion price if we issue shares of our Common Stock or common stock equivalents at a price lower than the then-current conversion price of the Debenture. Any stock splits, reverse stock splits, recapitalizations, mergers, combinations and asset sales, stock dividends, and similar events will result in an equitable adjustment of the conversion price of the Debenture. The Debenture is subject to a “conversion blocker” such that the Investor cannot convert any portion of the Debenture that would result in the Investor and its affiliates holding more than 4.99% of the then-issued and outstanding shares of our Common Stock following such conversion (excluding, for purposes of such determination, shares of the Common Stock issuable upon conversion of the Debenture or exercise of the Warrant that had not then been converted or exercised, respectively). The Debenture accrues interest at an annual rate equal to 6% and is due and payable on its maturity date (or sooner if the Investor converts the Debenture or otherwise accelerates the maturity date, as provided for in the Debenture). Interest is payable either in cash or, if certain Equity Conditions (as defined in the Debenture) are then satisfied, in shares of the Common Stock at the Market Conversion Price on the trading day immediately prior to the date paid.

At our option, we have the right to redeem, in part or in whole, the outstanding principal and interest under the Debenture prior to its maturity date; provided, that, as of the date of the holder’s receipt of the redemption notice, (i) the VWAP of the Common Stock is less than the Fixed Conversion Price and (ii) there is no Equity Conditions failure. We must pay an amount equal to the principal amount being redeemed plus outstanding and accrued interest thereon, as well as a redemption premium equal to 15% of the outstanding principal amount being redeemed (the “Redemption Premium”). We must provide to the then-holder of the Debenture 10 business days’ advance notice of our intent to make a redemption, setting forth the amount of principal and interest that we desire to redeem plus the applicable Redemption Premium.

2

We also granted the Warrant to purchase up to an aggregate of the 8,333,333 Warrant Shares. The Warrant has a three-year term and is immediately exercisable at an exercise price of $0.03 per share, subject to adjustment and is exercisable by the then-holder on a “cashless” basis.

The Warrant contains an adjustment provision that, subject to certain exceptions, reduces the exercise price if we issue shares of our Common Stock or common stock equivalents at a price lower than the then-current exercise price of the Warrant. Any stock splits, reverse stock splits, recapitalizations, mergers, combinations and asset sales, stock dividends, and similar events will result in an equitable adjustment of the exercise price of the Warrant. The Warrant is subject to an “exercise blocker,” such that the Investor cannot exercise any portion of the Warrant that would result in the Investor and its affiliates holding more than 4.99% of the then-issued and outstanding shares of our Common Stock following such exercise (excluding, for purposes of such determination, shares of the Common Stock issuable upon exercise of the Warrant or conversion of the Debenture that had not then been exercised or converted, respectively).

The foregoing brief summary description of certain terms and provisions of the Debenture and the Warrant, and the SPA and the Security and Guaranty Agreements does not purport to be complete and is qualified in its entirety by reference to the full text of each of such agreements, a copy of the form of each of which is attached to this Current Report on Form 8-K, as Exhibits 4.8 and 4.9 and 10.44 through 10.47, respectively. Readers are encouraged to read each Exhibit in full for a more comprehensive understanding of the transaction described herein.

Section 2 – Financial Information

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 above is incorporated by reference into this Item 2.03.

3

Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
4.8	Form of Secured Convertible Debenture of the registrant sold and issued to YAII PN, Ltd., effective May 4, 2022.

4.9	Form of Warrant of the registrant granted to YAII PN, Ltd., effective May 4, 2022.

10.44	Form of Securities Purchase Agreement between the registrant and YAII PN, Ltd., for a transaction that closed and funded on May 4, 2022.

10.45	Form of Security Agreement of the registrant and its subsidiaries in favor of YAII PN, Ltd., for a transaction that closed and funded on May 4, 2022.

10.46	Form of Intellectual Property Security Agreement of the registrant and its subsidiaries in favor of YAII PN, Ltd., for a transaction that closed and funded on May 4, 2022.

10.47	Form of Global Guaranty Agreement of the registrant and its subsidiaries in favor of YAII PN, Ltd., for a transaction that closed and funded on May 4, 2022.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

4

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 5, 2022	Kona Gold Beverage, Inc.

	By:	/s/ Robert Clark
	Name:	Robert Clark
	Title:	President and Chief Executive Officer

5

EXHIBIT INDEX

Exhibit No.	Description
4.8	Form of Secured Convertible Debenture of the registrant sold and issued to YAII PN, Ltd., effective May 4, 2022.

4.9	Form of Warrant of the registrant granted to YAII PN, Ltd., effective May 4, 2022.

10.44	Form of Securities Purchase Agreement between the registrant and YAII PN, Ltd., for a transaction that closed and funded on May 4, 2022.

10.45	Form of Security Agreement of the registrant and its subsidiaries in favor of YAII PN, Ltd., for a transaction that closed and funded on May 4, 2022.

10.46	Form of Intellectual Property Security Agreement of the registrant and its subsidiaries in favor of YAII PN, Ltd., for a transaction that closed and funded on May 4, 2022.

10.47	Form of Global Guaranty Agreement of the registrant and its subsidiaries in favor of YAII PN, Ltd., for a transaction that closed and funded on May 4, 2022.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

6